Public Service Enterprise Group PSEG Earnings Conference Call 4th Quarter & Full Year 2018 February 27, 2019 EXHIBIT 99.1

Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward- looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our subsequent Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate fuel supply; any inability to manage our energy obligations with available supply; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; increases in competition in wholesale energy and capacity markets; changes in technology related to energy generation, distribution and consumption and customer usage patterns; economic downturns; third-party credit risk relating to our sale of generation output and purchase of fuel; adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements; changes in state and federal legislation and regulations, and PSE&G’s ability to recover costs and earn returns on authorized investments; the impact of any future rate proceedings; risks associated with our ownership and operation of nuclear facilities, including regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; the impact on our New Jersey nuclear plants of the failure of such plants to be selected to participate in the Zero Emissions Certificate (ZEC) program or adverse changes to the capacity market construct; adverse changes in energy industry laws, policies and regulations, including market structures and transmission planning; changes in federal and state environmental regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry; changes in tax laws and regulations; the impact of our holding company structure on our ability to meet our corporate funding needs, service debt and pay dividends; lack of growth or slower growth in the number of customers or changes in customer demand; any inability of Power to meet its commitments under forward sale obligations; reliance on transmission facilities that we do not own or control and the impact on our ability to maintain adequate transmission capacity; any inability to successfully develop, obtain regulatory approval for, or construct generation, transmission and distribution projects; any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers; our inability to exercise control over the operations of generation facilities in which we do not maintain a controlling interest; any inability to recover the carrying amount of our long-lived assets and leveraged leases; any inability to maintain sufficient liquidity; any inability to realize anticipated tax benefits or retain tax credits; challenges associated with recruitment and/or retention of key executives and a qualified workforce; the impact of our covenants in our debt instruments on our operations; and the impact of acts of terrorism, cybersecurity attacks or intrusions. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

GAAP Disclaimer PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Net Income. Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Non-GAAP Adjusted EBITDA excludes the same items as our non-GAAP Operating Earnings measure as well as income tax expense, interest expense and depreciation and amortization. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. Management believes non-GAAP Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Management also believes that non-GAAP Adjusted EBITDA is widely used by investors to measure operating performance without regard to items such as income tax expense, interest expense and depreciation and amortization, which can vary substantially from company to company depending upon, among other things, the book value of assets, capital structure and whether assets were constructed or acquired. Non-GAAP Adjusted EBITDA also allows investors and other users to assess the underlying financial performance of our fleet before management’s decision to deploy capital. The presentation of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA is intended to complement, and should not be considered an alternative to, the presentation of Net Income, which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward looking nature of non-GAAP Operating Earnings and non-GAAP Adjusted EBITDA guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. These materials and other financial releases can be found on the PSEG website at https://investor.pseg.com. From time to time, PSEG, PSE&G and PSEG Power release important information via postings on their corporate website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the corporate website to review new postings. The “email alerts” link at https://investor.pseg.com may be used to enroll to receive automatic email alerts and/or really simple syndication (RSS) feeds regarding new postings at https://investor.pseg.com/rss.

PSEG 2018 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

2018 Highlights 2018 Results Net Income per share of $0.39 in Q4 2018 vs. $1.88 in Q4 2017; Net Income per share of $2.83 in 2018 vs. $3.10 in 2017 Non-GAAP Operating Earnings* per share of $0.56 in Q4 2018 vs. $0.57 in Q4 2017; full-year, non-GAAP Operating Earnings* per share of $3.12 in 2018 vs. $2.93 in 2017 PSE&G full-year non-GAAP Operating Earnings* per share up 10.5%, benefiting from increased investment in electric and gas T&D PSEG Power results aided by higher generation volumes and cost control Operational Excellence Nuclear fleet capacity factor of 91% in 2018 PSE&G named most reliable Utility in the Mid-Atlantic region for the 17th year in a row Disciplined Capital Investment PSEG invested $3.7 billion in 2018: $3 billion at PSE&G; $0.7 billion at Power Major Capital Initiatives Powering Progress: Continued Transmission investment; Gas System Modernization Program (GSMP) II underway; CCGT construction program concludes with Bridgeport Harbor 5 completion in mid-2019 *See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

PSEG Q4 Results Summary Quarter ended December 31 $ millions (except EPS) 2018 2017 Net Income $ 199 $ 956 Reconciling Items 85 (667) Operating Earnings (non-GAAP)* $ 284 $ 289 EPS from Net Income $ 0.39 $ 1.88 EPS from Operating Earnings (non-GAAP)* $ 0.56 $ 0.57 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

Full Year Results Twelve Months ended December 31 *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). $ millions (except EPS) 2018 2017 Net Income $ 1,438 $ 1,574 Reconciling Items 144 (86) Operating Earnings (non-GAAP)* $ 1,582 $ 1,488 EPS from Net Income $ 2.83 $ 3.10 EPS from Operating Earnings (non-GAAP)* $ 3.12 $ 2.93

PSEG - Executing on Regulatory and Policy Initiatives Distribution Base Rate Case Settlement Approved Constructive outcome provides customers and PSE&G a framework for rate stability; new rates with annual base revenue impact of $212 million went into effect November 1, moderated by annual tax adjustment credit of $225 million Infrastructure Investment Program (IIP) Implemented by NJ Regulators GSMP II approved; Energy Strong (ES) II filed in June 2018 NJ Advances Clean Energy Future (CEF) PSEG filed CEF programs in late 2018, consistent with NJ Clean Energy legislation, to invest in Energy Efficiency (CEF-EE), Energy Storage (CEF-ES), Electric Vehicle (CEF-EV) and Energy Cloud (CEF-EC) – Advanced Metering Infrastructure (AMI) PSEG Power submitted applications in December 2018 for our three NJ nuclear plants to receive Zero Emission Certificates (ZECs) NJ Board of Public Utilities (BPU) Energy Master Plan due mid-year 2019, intended to set strategic vision for the production, distribution, consumption and conservation of energy in the state FERC/PJM Wholesale Market Reforms Underway FERC continues to consider reforms to PJM’s capacity market to accommodate state supported resources and to address price suppression PJM Board recently voted to approve submittal of operating reserve reforms to FERC via a 206 filing, timing and ultimate implementation is uncertain

Ongoing investment in utility infrastructure drives increase in earnings Non-GAAP Operating Earnings* Contribution by Subsidiary 2018 Actual and 2019 Guidance *See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP). **Based on the mid-point of 2019 non-GAAP Operating Earnings guidance of $3.15 - $3.35 per share. E = Estimate. $3.15 - $3.35E PSE&G represents nearly 75% of 2019 Operating Earnings Guidance PSEG – Introducing 2019 Guidance

PSEG Indicative Annual Dividend – Increased $0.08 to $1.88 per share $ Per Share Payout Ratio 54% 54% 57% 59% 58% 58%** Building on a 112-year history of returning cash to our shareholders PSEG Annual Dividend Rate 5 year rate of growth: 4.9% * *Indicative annual 2019 PSEG common dividend rate per share. E=Estimate. **2019E Payout Ratio reflects the indicative annual dividend rate divided by the mid-point of 2019 non-GAAP operating earnings guidance of $3.15 - $3.35 per share. Note: All future decisions regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG 2018 Q4 Operating Company Review Dan Cregg EVP and Chief Financial Officer

PSEG – Q4 Results by Subsidiary Net Income/(Loss) 2018 2017 Change PSE&G $ 0.47 $ 0.43 $ 0.04 PSEG Power $ (0.07) $ 1.20 $ (1.27) PSEG Enterprise/Other $ (0.01) $ 0.25 $ (0.26) Total PSEG $ 0.39 $ 1.88 $ (1.49) Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 0.47 $ 0.41 $ 0.06 PSEG Power $ 0.11 $ 0.20 $ (0.09) PSEG Enterprise/Other $ (0.02) $ (0.04) $ 0.02 Total PSEG* $ 0.56 $ 0.57 $ (0.01) *See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Enterprise/Other and PSEG Power. PSEG Q4 EPS Summary – Quarter ended December 31

$ / share PSEG EPS Reconciliation – Q4 2018 versus Q4 2017 Capacity 0.04 Re-contracting (0.09) Volume 0.03 Gas Operations (0.02) O&M 0.01 Depreciation (0.02) Interest Expense (0.03) Taxes & Other (0.01) Transmission 0.04 Gas Margin 0.06 Electric Margin 0.02 Distribution O&M (0.05) Pension & OPEB** 0.02 Depreciation, Interest Expense, Taxes & Other (0.03) Taxes, Interest Expense & Other *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. $2.00

PSEG – Year-to-Date Results by Subsidiary Net Income 2018 2017 Change PSE&G $ 2.10 $ 1.92 $ 0.18 PSEG Power $ 0.72 $ 0.94 $ (0.22) PSEG Enterprise/Other $ 0.01 $ 0.24 $ (0.23) Total PSEG $ 2.83 $ 3.10 $ (0.27) Non-GAAP Operating Earnings* 2018 2017 Change PSE&G $ 2.10 $ 1.90 $ 0.20 PSEG Power $ 0.99 $ 1.00 $ (0.01) PSEG Enterprise/Other $ 0.03 $ 0.03 $ - - Total PSEG* $ 3.12 $ 2.93 $ 0.19 PSEG Full Year EPS Summary – Twelve Months ended December 31 *See Slides A, B and C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G, PSEG Enterprise/Other and PSEG Power.

$ / share PSEG EPS Reconciliation – YTD 2018 versus YTD 2017 Capacity 0.13 Re-contracting (0.33) Volume 0.08 Gas Operations (0.01) O&M (0.03) Depreciation (0.02) Interest Expense (0.04) Taxes and Other 0.21 Transmission 0.12 Gas Margin 0.11 Electric Margin 0.05 Weather 0.04 Distribution O&M (0.09) Pension & OPEB** 0.08 Depreciation, Interest Expense, Taxes & Other (0.11) *See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income. Note: Prior quarter results may not add to year-to-date totals due to rounding. Taxes, Interest Expense & Other

PSE&G 2018 Q4 Review

$ / share PSE&G EPS Reconciliation – Q4 2018versus Q4 2017 Transmission 0.04 Gas Margin 0.06 Electric Margin 0.02 Distribution O&M (0.05) Pension & OPEB** 0.02 Depreciation, Interest Expense, Taxes & Other (0.03) *See Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP). **Reflects the impact of new accounting guidance effective January 1, 2018 which no longer allows capitalization of non-service components of pension and OPEB costs and requires the reclassification of these costs below Operating Income.

PSE&G – Q4 & Full Year Weather Summary

Monthly Heating Degree Days (HDD)
Q4 2018 vs. Q4 2017 vs. Q4 normal



1,000
800
600
400
200
0
Heating Degree Days
288
110
249
628
552
515
786
934
819
October
November
December
2018
2017
normal

Q4 2018 Winter weather, as defined by heating degree days, was ~7% colder than Q4 2017 and ~8% colder than normal

Winter Weather Summary (HDD)
FY 2018 vs. FY 2017 vs. FY normal



HDD Summary
4,770
4,385
4,629
2,000
3,000
4,000
5,000
2018
2017
normal

FY 2018 Winter weather was ~9% colder than 2017 and ~3% colder than normal

Summer Weather Summary (THI)
FY 2018 vs. FY 2017 vs. FY normal



Temperature Humdity Index
20,073
16,644
16,419
5,000
10,000
15,000
20,000
2018
2017
normal

FY 2018 Summer weather was ~21% warmer than 2017 and ~22% warmer than normal

17

PSE&G filed its ES II infrastructure program in June 2018 which seeks to invest $2.5 billion, over a five-year period to further strengthen the utility’s electric and gas systems to better withstand storms, increase reliability and significantly enhance resiliency Electric: Provide flood mitigation for 16 stations within FEMA designated flood zones Rebuild 15 outdoor stations (most are pre-1956 vintage) in need of replacement Upgrade ~475 circuit miles Harden and increase redundancy/resiliency through circuit reconfiguration Modernize grid with an advanced distribution management system (ADMS) and fiber/mesh communication network Gas: Improve the resiliency of PSE&G’s gas distribution system to protect against potential interstate gas pipeline supply curtailments Rebuild and modernize seven gas Metering and Regulation stations Energy Strong Program Filing Before After

Partnership for a Clean Energy Future PSE&G has proposed a ~$3.6 Billion investment program to provide cost-effective and innovative solutions supporting NJ’s clean energy goals Energy Efficiency: Residential and C&I programs to lower energy bills and combat climate change Savings support 2% electric and 0.75% gas savings consistent with NJ Clean Energy Legislation Customer benefits exceed costs Electric Vehicles: “Smart” electric vehicle infrastructure: residential, workplace, multi-family, travel corridors Energy Storage: Utility-scale systems to defer additional distribution investment, enable additional solar, and enhance critical infrastructure resiliency Energy Cloud – AMI: Accelerated roll-out of approximately 2 million electric meters and supporting infrastructure. Compelling customer benefits. 6-year investment program starting in 2019 Seeking contemporaneous recovery Contingent on approval of lost revenue recovery mechanism

PSE&G’s $11B - $16B investment program focused on reliability, grid modernization and clean energy CEF PSE&G Capital Spending 2019E – 2023E $ Millions Hashed portion of the chart represents ES II and CEF filings. E = Estimate. ES II

7% - 9% - $ Millions Investment program provides opportunity for approximately 7% - 9% compound annual rate base growth Hashed portion of the chart represents ES II and CEF filings. E = Estimate. PSE&G Year-End Rate Base 2018 – 2023E CEF ES II

PSE&G – Q4 Highlights PSE&G settled its distribution base rate case, implementing a $212 million annual base revenue increase, 9.6% ROE and 54% equity ratio, offset by annual flow back of certain excess deferred tax benefits of $225 million; placed into effect November 1 2019 FERC transmission formula rates increased revenues of $100 million placed into effect January 1; PSE&G will also flow back to customers ~$155 million of all unprotected excess deferred tax benefits in 2019 GSMP II underway (5-year, $1.9B program); GSMP I to be completed early-2019 ES II filed in June; early stage settlement discussions have commenced; ES I completed CEF programs filed with BPU in late 2018; EE procedural schedule anticipates a decision in Q3 ‘19 Operations Regulatory and Market Environment PSE&G 2019 guidance range is $1,200 - $1,230 million, a 14% increase over 2018 Net Income of $1,067 million PSE&G invested $3 billion in 2018 capital expenditures to upgrade, expand and enhance the reliability and resiliency of the electric and gas T&D system Consolidated rate base grew by 13% to ~$19 billion at year-end 2018 Financial Weather-normalized residential electric and gas sales were 0.6% and 3.3% higher for the year, respectively PSE&G named “Most Reliable Utility” in the Mid-Atlantic region by ReliabilityOne for 17th year in a row *See Slide B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP).

PSEG Power 2018 Q4 Review

PSEG Power EPS Reconciliation – Q4 2018 versus Q4 2017 Q4 2017 Net Income Q4 2017 Operating Earnings (non-GAAP)* Q4 2018 Net Loss Q4 2018 Operating Earnings (non-GAAP)* Capacity 0.04 Re-contracting (0.09) Volume 0.03 Gas Operations (0.02) O&M 0.01 Depreciation (0.02) Interest Expense (0.03) Taxes & Other (0.01) ~ ~ $1.20 $1.20 *See Slide C for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG Power. $ / share

Quarter ended December 31 2017 2018 Combined Cycle 39.6% 50.6% Coal** PA 71.3% 79.9% CT 12.2% 9.2% Nuclear 89.9% 86.9% PSEG Power – Q4 Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 11,999 14,223 PSEG Power – Capacity Factors (%) Quarter ended December 31 ($ millions) 2017 2018 Gas $ 69 $ 124 Oil 6 1 Coal 31 34 Total Fossil 106 159 Nuclear 47 44 Total Fuel Cost $ 153 $ 203 Total Generation (GWh) 11,999 14,223 $ / MWh 12.75 14.27 PSEG Power – Fuel Costs Oil

Twelve Months ended December 31 2017 2018 Combined Cycle 46.9% 52.0% Coal** PA 77.5% 80.1% CT 6.0% 9.9% Nuclear 93.9% 91.4% PSEG Power – YTD Generation Measures Total Nuclear Total Coal** Natural Gas * Excludes solar and Kalaeloa. ** Includes figures for Pumped Storage. PSEG Power – Generation (GWh)* 51,089 55,805 PSEG Power – Capacity Factors (%) Twelve Months ended December 31 ($ millions) 2017 2018 Gas $ 291 $ 421 Oil 9 29 Coal 123 140 Total Fossil 423 590 Nuclear 200 187 Total Fuel Cost $ 623 $ 777 Total Generation (GWh) 51,089 55,805 $ / MWh 12.19 13.92 PSEG Power – Fuel Costs Oil

PSEG Power – Gross Margin Performance Higher generation from new units Keys and Sewaren 7 and increased weather driven demand Capacity revenues step up June 2018 through May 2019 Lower average price on energy hedges Regional Performance Region Q4 Gross Margin ($M) Q4 2018 Performance PJM $399 Re-contracting partially offset by Keys and Sewaren 7 commercial operations, higher capacity prices and higher weather driven demand New England $33 Lower demand partially offset by higher market and capacity prices New York $14 Higher prices offset by lower demand PSEG Power Gross Margin ($/MWh) Quarter ended December 31 Twelve months ended December 31

Increase in Full Requirements Component Due to: Growing Renewable Energy/Transmission Costs Partially Offset by Decline in Capacity Prices NJ Basic Generation Service (BGS) 2019 Auction Results The BGS auction is a critical component of Power’s annual hedging strategy, accounting for ~ 9 TWh Note: BGS prices are quoted in $/MWh and reflect PSE&G Zone; results from the 2017-2019 auctions will be the new blended prices beginning June 1, 2019. Three-Year Average Round the Clock PJM West Forward Energy Price Capacity Load shape Transmission Congestion Ancillary services Risk premium Green $32 - $33 ~ $58 $/MWh ~ $61 $30 - $31 $37 - $38 $33 - $34 ~ $62 ~ $63 ~ $66 $32 - $33 $99.54 $90.78 $96.38 $91.77 $98.04

Hedging Update – Reflects recent BGS auction results Contracted Energy* * Hedge percentages and prices as of February 6, 2019 and reflect revenues of full requirement load deals based on contract price including renewable energy credits, ancillary and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options. 2019 2020 2021 Base Load (Nuclear and Base Load Coal) Volume TWh 35 36 36 % Hedged 100% 95-100% 30-35% Price $/MWh $37 $38 $42 Intermediate, Combined Cycle, Peaking Volume TWh 25-27 24-26 24-26 % Hedged 60-65% 0% 0% Price $/MWh $37 $ - $ - Total Volume TWh 60-62 60-62 60-62 % Hedged 80-85% 55-60% 15-20% Price $/MWh $37 $38 $42

PSEG Power – Q4 Highlights Q4 output up 19% on higher CCGT production with two new units coming on line and higher demand; full-year 2018 generation of 56 TWh up 9% over 2017 Nuclear fleet’s average capacity factor was ~87% in Q4; full-year 2018 capacity factor was ~91% CCGT fleet capacity factor was ~51% for Q4, producing 5.3 TWh, and ~52% for the year, producing 18.5 TWh; reflects higher NJ market demand and new capacity additions at Sewaren and Keys Coal production up 7% for the full year, producing 5.7 TWh; higher gas prices made coal more competitive Operations Regulatory and Market Environment Financial PSEG submitted applications for all three of our NJ nuclear plants to receive ZECs; a BPU decision expected in April PJM capacity market reforms currently pending before FERC PJM fast-start pricing reforms currently pending at FERC; PJM Board intends to submit operating reserve reforms to FERC via a 206 filing; timing and ultimate implementation uncertain BGS load for 2019 projected at 9 TWh; recent BGS auction set a $98.04/MWh price for the PS Zone 2019 anticipated base load output hedged at an average price of $37/MWh vs. 2018 average hedge price of $40/MWh Power invested ~$700 million in 2018, primarily on projects at Keys, Sewaren 7 and Bridgeport Harbor 5 Power’s total debt as a percentage of capitalization at December 31 was 32% Power’s 2019 non-GAAP Operating Earnings guidance range is $395 - $460 million; non-GAAP Adjusted EBITDA guidance for 2019 is $1,030 to $1,130 million

PSEG

PSEG 2019 Guidance - By Subsidiary $ millions (except EPS) 2019E 2018 PSE&G $1,200 - $1,230 $1,067 PSEG Power $395 - $460 $502 PSEG Enterprise/Other $5 - $10 $13 Operating Earnings (non-GAAP)* $1,600 - $1,700 $1,582 Operating EPS (non-GAAP)* $3.15 - $3.35 $3.12 Segment Operating Earnings Guidance and Prior Results (non-GAAP, except as noted)* $ millions 2019E 2018 PSEG Power $1,030 - $1,130 $1,059 PSEG Power Adjusted EBITDA (non-GAAP)* Note: PSEG Power guidance reflects the benefits of including a partial year of ZECs *See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Slide C for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) and Adjusted EBITDA (non-GAAP). E = Estimate.

PSEG Financial Highlights Initiating 2019 non-GAAP Operating Earnings guidance of $3.15 - $3.35 per share Business mix for 2019 guidance reflects nearly 75% of Operating Earnings coming from our regulated utility PSE&G PSEG’s 5-year capital spending forecast of $12 - $17 billion, primarily directed at PSE&G is expected to produce approximately 7% - 9% annual growth in rate base over the 2019 – 2023 period PSEG Power’s CCGT construction program expected to be completed mid-2019, increasing Power’s free cash flow PSEG Power anticipates a BPU decision on ZECs in April for partial year of revenues in 2019 Increased 2019 indicative annual common dividend by $0.08 to $1.88 per share Financial position remains strong: PSEG continues to be a net beneficiary from the Tax Act Cash from Power and increasing cash flow from operations at PSE&G support dividend growth and fund capital spending program without the need to issue equity Debt as a percentage of capitalization was 52% at December 31

PSEG Liquidity as of December 31, 2018

Reconciliation of Non-GAAP Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income. A Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). Includes the financial impact from positions with forward delivery months. Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for lease related activity which is calculated at a combined leveraged lease effective tax rate, and NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds.

Reconciliation of Non-GAAP Operating Earnings Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss). B Income tax effect calculated at a combined leveraged lease effective tax rate.

Reconciliation of Non-GAAP Operating Earnings and Non-GAAP Adjusted EBITDA Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings and Adjusted EBITDA as non-GAAP financial measures and how they differ from Net Income/(Loss). C Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded in Net Income instead of Other Comprehensive Income (Loss). Includes the financial impact from positions with forward delivery months. Income tax effect calculated at 28.11% and 40.85% statutory rate for 2018 and 2017, respectively, except for NDT related activity which is calculated at the statutory rate plus a 20% tax on income (losses) from qualified NDT funds. Excludes amounts related to Operating Earnings (non-GAAP) reconciling items. Net of capitalized interest.